COVID-19-RELATED GOVERNMENT ASSISTANCE	6 Months Ended
Jun. 30, 2020
Government Assistance [Abstract]
COVID-19-RELATED GOVERNMENT ASSISTANCE
NOTE 24 - COVID-19-RELATED GOVERNMENT ASSISTANCE
In the period ended June 30, 2020, the Group received government assistance in various forms, including government-guaranteed facilities in France, Germany, and Switzerland (see NOTE 16 - Borrowings and NOTE 25 - Subsequent Events), as well as subsidies to compensate for the cost of employees furloughed as a result of the Covid-19 downturn in various jurisdictions. These subsidies were recognized where there was reasonable assurance that they would be received and all attached conditions would be complied with. For the six months ended June 30, 2020, Covid-19-related subsidies in the amount of €14 million were accounted for as a deduction of employee costs.